                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John M. Bond, Jr. and John A. Scaldara, Jr. and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement on Form S-4 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated as of November 23, 1999.

         Signature                                         Title                                      Date
         ---------                                         -----                                      ----
/s/ James R. Moxley, Jr.                    Chairman of the Board                              November 23, 1999
----------------------------
James R. Moxley, Jr.

/s/ John M. Bond, Jr.                       President and Chief Executive Officer              November 23, 1999
----------------------------                (Principal Executive Officer)
John M. Bond, Jr.

/s/ John A. Scaldara, Jr.                   Executive Vice President, Finance and              November 23, 1999
----------------------------
John A. Scaldara, Jr.

/s/ Herschel L. Langenthal                  Administration and Chief Financial Officer
----------------------------                (Principal Financial and Accounting Officer)
Herschel L. Langenthal

                                            Director                                           November 23, 1999
----------------------------
Anand S. Bhasin

/s/ Gannett Y. Clark, Jr.                   Director                                           November 23, 1999
----------------------------
Gannett Y. Clark, Jr.

/s/ Hugh F.Z. Cole, Jr.                     Director                                           November 23, 1999
----------------------------
Hugh F.Z. Cole, Jr.

                                            Director                                           November 23, 1999
----------------------------
G. William Floyd

/s/ William L. Hermann                      Director                                           November 23, 1999
----------------------------
William L. Hermann

/s/ Charles C. Holman                       Director                                           November 23, 1999
----------------------------
Charles C. Holman

/s/ Harry L. Lundy, Jr.                     Director                                           November 23, 1999
----------------------------
Harry L. Lundy, Jr.

/s/ Richard E. McCready                     Director                                           November 23, 1999
----------------------------
Richard E. McCready

/s/ James R. Moxley III                     Director                                           November 23, 1999
----------------------------
James R. Moxley III

/s/ Mary S. Scrivener                       Director                                           November 23, 1999
----------------------------
Mary S. Scrivener

/s/ Maurice M. Simpkins                     Director                                           November 23, 1999
----------------------------
Maurice M. Simpkins

/s/ Robert N. Smelkinson                    Director                                           November 23, 1999
----------------------------
Robert N. Smelkinson

/s/ Theodore G. Venetoulis                  Director                                           November 23, 1999
----------------------------
Theodore G. Venetoulis

                                            Director                                           November 23, 1999